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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2005

                         INTERNATIONAL STEEL GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                  1-31926             71-0871875
    (State or Other Jurisdiction       (Commission         (IRS Employer
          of Incorporation)            File Number)      Identification No.)

             4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000 (Address of Principal Executive offices, including Zip Code)

        Registrant's telephone number, including area code: 330-659-9100

                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

Mittal Steel Company N.V. ("Mittal Steel") [NYSE and Euronext Amsterdam: MT] and International Steel Group Inc. ("ISG") [NYSE: ISG] today issued a news release clarifying the deadline for ISG stockholders to submit forms of election regarding the stock and cash consideration they elect to receive for their shares of ISG common stock in connection with the proposed merger of ISG with a wholly owned subsidiary of Mittal Steel.

A copy of the news release is attached here as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1     News release dated April 8, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL STEEL GROUP INC.

                                            By:    /s/ Lonnie A. Arnett
                                                   -----------------------------
                                            Name:  Lonnie A. Arnett
                                            Title: Vice President, Controller
                                                   and Chief Accounting Officer

Dated:  April 8, 2005

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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99.1      News release dated April 8, 2005

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